SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):      September 13, 1999
                                                  -----------------------------

                           HERSHEY FOODS CORPORATION
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             (Exact name of registrant as specified in its charter)


     Delaware                        1-183             23-0691590
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(State or other jurisdiction       (Commission     (I.R.S. Employer
  of incorporation)                 File Number)    Identification No.)


     100 Crystal A Drive, Hershey, Pennsylvania                17033
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:   (717) 534-6799
                                                    ----------------------------
















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                      INFORMATION TO BE INCLUDED IN REPORT



Item 5.  Other Events
         ------------

         On September 13, 1999, Hershey Foods Corporation (the "Corporation") announced that its earnings per share for the third quarter ending October 3, 1999, and for the fiscal year ending December 31, 1999, would likely be below market expectations. Earnings per share for the year are expected to be eight to ten percent below previous expectations of $2.40 per share. A copy of the press release dated September 13, 1999, announcing the Corporation's expectations regarding third quarter and fiscal year earnings, is incorporated herein by reference, and a copy is filed herewith as Exhibit 99.


                                   SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  September 13, 1999


                            HERSHEY FOODS CORPORATION



                               By /s/ William F. Christ
                                 ------------------------
                                 William F. Christ
                                 Senior Vice President, Chief Financial Officer and Treasurer















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                               Exhibit Index
                               -------------


Exhibit No.         Description
-----------         -----------

    99              Press Release dated September 13, 1999











































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